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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                June 6, 2001

                             INTERWORLD CORPORATION
                             ----------------------
        (Exact Name of Registration business as Specified in Its Charter)



         Delaware                    000-26925                  13-3818716
         --------                    ---------                  ----------
(State or other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)



                          395 Hudson Street, 6th Floor,
                             New York, NY 10014-3669
                             -----------------------
          (Address, including zip code, of Principal Executive Offices)



                                 (212) 301-2500
                                 --------------
               (Registrant's telephone number including area code)


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Item 4. Changes in Registrant's Certifying Accountant.

On June 6, 2001, InterWorld (the "Company") dismissed PricewaterhouseCoopers LLP ("PwC") as the Company's independent accountant for the fiscal year 2001. The Company's Board of Directors approved the dismissal of PwC on June 6, 2001.

The reports of PwC on the Company's consolidated financial statements for the years ended December 31, 2000 and 1999 included a qualified opinion and an explanatory paragraph relating to the Company's ability to continue as a going concern.

During the years ended December 31, 2000 and 1999 and through June 6, 2001, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in their report on the Company's consolidated financial statements for such years.

During the years ended December 31, 2000 and 1999 and through June 6, 2001, there have been no "reportable events" (as defined in Item 304 (a) (1) (v) of Regulation S-K under the Securities Act of 1933) with respect to the Company.

The Company has provided PwC with a copy of the preceding disclosures made in response to Item 304 (a) of Regulation S-K and has requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein. A copy of PwC's letter, dated June 12, 2001 is filed as exhibit 16.1 to this Form 8-K.

Item 7. Financial Statements, PRO FORMA Financial Information and Exhibits

   (a)  Financial Statements.
          Not applicable.

   (b)  Pro Forma Financial Information.
          Not applicable.

   (c)  Exhibits
          16.1 Letter from PricewaterhouseCoopers LLP dated June 12, 2001.




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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                                 INTERWORLD CORPORATION


Date:   June 13, 2001                 By:   /s/ Michael Donahue
      -----------------------------       --------------------------------------
                                          Name:  Michael Donahue
                                          Title: Chief Executive Officer and
                                                 Vice Chairman



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                                                                    EXHIBIT 16.1
                                                                    ------------


June 12, 2001


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Commissioners:


We have read the statements made by InterWorld Corporation (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated June 6, 2001. We agree with the statements concerning our Firm in such Form 8-K.


Very truly yours,

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, NY